                                                               EXHIBIT 10(nn)III


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         For the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, East Bank Angel Joint Venture, an Oregon general partnership ("Assignor"), the holder of a general partner interest (the "Interest") in Portland Lofts Associates Limited Partnership, a Delaware limited partnership (the "Partnership") under that certain Amended and Restated Agreement of Limited Partnership dated as of August 30, 1989 (the "Partnership Agreement"), hereby assigns, transfers and conveys to Portland Lofts Apartments, LLC, a Delaware limited liability company ("Assignee"), all of Assignor's right, title and interest in and to the Interest, free and clear of all liens, encumbrances, restrictions or claims of any kind except those arising under the Partnership Agreement and ancillary documents thereto.

         Captialized terms used herein and not otherwise defined shall have the meanings set forth in the Partnership Agreement.

         The assignment of the Interest hereunder constitutes an assignment and transfer of all of Assignor's right, title and interest in and to its General Partner Interest in the Partnership and, accordingly, Assignor states its intention that Assignee succeed to Assignor's interest in the Partnership and become a General Partner in substitution for Assignor. Assignor specifically represents that it is the owner of the Interest free and clear of all liens, encumberances, restrictions or claims of any kind except those arising under the Partnership Agreement and ancillary documents, thereto. However, Assignor specifically makes no representations or warranties regarding the condition of the Property owned by the Partnership.

         In consideration of the aforesaid assignment, Assignee hereby accepts such assignment, Assignee hereby assumes all of the rights and obligations of Assignor relating to the Interest, Assignee hereby accepts and agrees to be bound by all of the terms and provisions of the Partnership Agreement, Assignee agrees to perform, satisfy and discharge all obligations of Assignor relating to the Interest, and Assignee agrees to become the sole General Partner of the Partnership. Assignee agrees to defend and indemnify Assignor from all presently existing and any future liabilities of the Partnership to third parties.

         Assignor hereby represents and Assignee hereby represents for the benefit of the Partnership that the assignment, transfer, and conveyance of the Interest made under this Agreement is made in accordance with the Partnership Agreement and all applicable laws and regulations.

         This Agreement may be executed by the parties in counterparts, each such counterpart shall be deemed an original, and all such counterparts taking together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have duly executed this Assignment and
Assumption Agreement under seal. This Assignment and Assumption Agreement is to be effective as of December 31, 2001.

                                         ASSIGNOR:

                                         EAST BANK ANGEL JOINT VENTURE


                                         By: /s/ Joseph W. Angel
                                             --------------------------------
                                             Joseph W. Angel, Partner

                                             and

                                         By: PACIFIC STAR CORPORATION,
                                             Partner


                                             By: /s/ Joseph W. Angel
                                                 ----------------------------
                                                 Joseph W. Angel, President

                                         ASSIGNEE:

                                         PORTLAND LOFTS APARTMENTS, LLC, a
                                         Delaware limited liability company

                                         By: HISTORIC PRESERVATION PROPERTIES
                                             1989 LIMITED PARTNERSHIP, Member

                                             By:  Boston Historic Partners
                                                  Limited Partnership,
                                                  General Partner

                                                   By: Portfolio Advisory
                                                       Services, Inc.


                                                   By: /s/ Terrence P. Sullivan
                                                       -------------------------
                                                       Terrence P. Sullivan,
                                                       President

                                              and

                                              By: /s/ Terrence P. Sullivan
                                                  ---------------------------
                                                  Terrence P. Sullivan,
                                                  General Partner



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